SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               September 13, 2005

                           CSI BUSINESS FINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)



           Florida                    02-27569              65-0847995
           -------                    --------              ----------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)


1761 West Hillsboro Blvd, Suite 703, Deerfield Beach, Florida         33442
--------------------------------------------------------------        -----
           (Address of principal executive offices)                 (Zip code)

    Registrant's telephone number, including area code:          (954) 570-5900
                                                                 --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS


      Securities Purchase Agreement

      On September 9, 2005, CSI Business Finance, Inc. (the "Company" or "CSI") entered into a Securities Purchase Agreement with Cornell Capital Partners, LP. Pursuant to the Securities Purchase Agreement, the Company shall issue to Cornell Capital Partners, LP, a total of $15,635,199 of secured convertible debentures (the "Convertible Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.001. Out of total amount of $15,635,199, $29,819 was previously funded under secured convertible debentures issued in January 2003, $605,380 was previously funded under prior notes, $8,500,000 consists of the sale of convertible debentures of Bio-One Corporation, $500,000 consists of promissory notes which are held by Cornell Capital Partners, LP, and $6,000,000 shall be funded on the fifth business day following the date of execution of the Securities Purchase Agreement.

      The Convertible Debentures accrue annual interest of five percent, have three-year term and are secured by all the assets of the Company. The Convertible Debentures are convertible at Cornell Capital Partners' option, at any time until the Convertible Debentures have been fully paid, into shares of the Company's common stock at a price per share equal to the lesser of (a) an amount equal to 120% of the volume weighted average price of the Company's common stock as listed on a principal market, as quoted by Bloomberg L.P. on September 9, 2005, or (b) an amount equal to 80% of the average of the three lowest volume weighted average price of the Company's common stock, as quoted by Bloomberg, L.P., for the five trading days immediately preceding the date specified by Cornell Capital Partners in its written notice of conversion to the Company. The Convertible Debentures may be redeemed by the Company at any time, in whole or in part, upon three business days advance notice to Cornell Capital Partners. The redemption price shall be 106% of the amount redeemed plus accrued interest.

      In the event the Company exercises a redemption of either all or a portion the Convertible Debenture, Cornell Capital Partners shall receive a warrant to purchase 50,000 shares of the Company's common stock for every US$100,000 redeemed, pro rata. The warrant shall be exercisable on a "cash basis" and have an exercise price of 120% of the Closing Bid Price, as defined therein, of the Company's common stock on September 9, 2005. The warrant shall have "piggy-back" and demand registration rights and shall survive for two years from September 9, 2005.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES


      See Item 1.01


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibit No. Description.


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
EXHIBIT             DESCRIPTION                                                           LOCATION
-------             -----------                                                           --------
Exhibit 99.1        Securities Purchase Agreement dated as of September 9, 2005 between   Provided herewith
                    the Company and Cornell Capital Partners, LP

Exhibit 99.2        Security Agreement dated as of September 9, 2005 between the          Provided herewith
                    Company and Cornell Capital Partners, LP

Exhibit 99.3        Investor Registration Rights Agreement dated as of September 9,       Provided herewith
                    2005 between the Company and Cornell Capital Partners, LP

Exhibit 99.4        Convertible Debenture dated as of September 9, 2005 issued to         Provided herewith
                    Cornell Capital Partners, LP

Exhibit 99.5        Escrow Agreement dated September 9, 2005 among the Company, Cornell   Provided herewith
                    Capital Partners, LP and David Gonzalez, Esq.

Exhibit 99.6        Assignment Agreement dated September 9, 2005 among the Company,       Provided herewith
                    Cornell Capital Partners and Bio-One Corporation

Exhibit 99.7        Collateral Assignment Agreement dated September 9, 2005 between       Provided herewith
                    the Company and Cornell Capital Partners, LP


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 13, 2005               CSI BUSINESS FINANCE, INC.


                                          By:    /s/ Timothy J. Connolly
                                                 -------------------------
                                          Name:  Timothy J. Connolly
                                          Title: Chief Executive Officer






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